Aetna Variable Encore Fund
EXHIBIT


77Q1(e) - Investment Advisory Agreement
 (May 1, 1998):

	Incorporated herein by reference to Post
-Effective Amendment No. 43 to Registration
 Statement on Form N-1A, (File No. 2-53038), as filed electronically with the Securities and Exchange Commission on April 27, 1998
 (Accession No. 0000950146-98-000695).





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